                                                   Amendment #1
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                            EFFECTIVE December 15, 2003

                                                      Between
                                           PRUCO LIFE INSURANCE COMPANY
                                                   (THE COMPANY)

                                                        And

                                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                                  (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       The portion reinsured with THE REINSURER under this Agreement is known as the YRT Percentage.  The YRT
       Percentage varies depending on the effective date of the policy as described in the remainder of this section.

       For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents

         THE REINSURER  will  automatically  reinsure under this  Agreement,  an amount equal to the YRT Percentage
         (26.66%)  times  50% of the  policy  risk  amount,  up to the First  Layer of  Coverage  amounts  shown in
         Schedule A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this
              Agreement would be $5.332 million (i.e., 26.66% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER  will  automatically  reinsure under this  Agreement,  an amount equal to the YRT Percentage
         (8.88%) times 50% of the policy risk amount,  up to the First Layer of Coverage  amounts shown in Schedule
         A, Section 5 below.

       For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents

         THE REINSURER  will  automatically  reinsure under this  Agreement,  an amount equal to the YRT Percentage
         (22.50%)  times  50% of the  policy  risk  amount,  up to the First  Layer of  Coverage  amounts  shown in
         Schedule A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this
              Agreement would be $4.5 million (i.e., 22.50% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure 0% if the policy risk amount under this Agreement.

       For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents

         THE REINSURER  will  automatically  reinsure under this  Agreement,  an amount equal to the YRT Percentage
         (17.14%)  times  50% of the  policy  risk  amount,  up to the First  Layer of  Coverage  amounts  shown in
         Schedule A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this
              Agreement would be $3.428 million (i.e., 17.14% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure 0% if the policy risk amount under this Agreement.

2.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
         Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65            $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the
         First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
          Ages:          18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

       For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

        For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $6,665,000                  $4,665,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $5,332,000                  $3,332,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $4,665,500                  $1,999,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,999,500                  $1,333,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,333,000                   $666,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $666,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $199,950                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $295,970            $222,000              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $222,000            $147,985              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70         $888,000           $666,000              None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75          $666,000           $444,000              None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

        For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $5,625,000                  $3,937,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $4,500,000                  $2,812,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $3,937,500                  $1,687,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,687,500                  $1,125,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,125,000                   $562,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $562,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $168,750                      None
          =========== =============== ========================= =============================

        For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $4,285,000                  $2,999,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $3,428,000                  $2,142,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $2,999,500                  $1,285,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,285,500                   $857,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80              $857,000                    $428,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $428,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $128,550                      None
          =========== =============== ========================= =============================

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 19, 2005.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                          By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________

                                                   Amendment #2
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                            EFFECTIVE December 15, 2003

                                                      Between
                                           PRUCO LIFE INSURANCE COMPANY
                                                   (THE COMPANY)

                                                        And

                                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                                  (THE REINSURER)

The parties hereby agree to the following:

2.       Section 7, AUTOMATIC REINSURANCE TERMS, shall be replaced by the following:

     THE REINSURER  agrees to  automatically  accept  contractual  risks on the life  insurance  policies  shown in
     Schedule A, subject to the following requirements:

a.       CONVENTIONAL  UNDERWRITING.  Automatic reinsurance applies only to insurance applications  underwritten by
         THE COMPANY  according to THE COMPANY's  conventional  underwriting  and issue rules and  practices.  Upon request,  THE COMPANY shall provide THE REINSURER with a copy of its current  underwriting and issue rules and practices.

         From time to time,  it may be  appropriate  for THE COMPANY or THE REINSURER to request of the other party changes in the  underwriting  rules and practices.  The party requesting the change must provide a 120-day advance  written  notice to the other party  before the  effective  date of such  change.  Recognition  of reinsurance  premium rates related to these changes must be determined  within the 120-day period.  If the underwriting  change or rate change is  unacceptable  to either party,  this Agreement may be unilaterally terminated for acceptance of new business with a 90-day written termination notice to the other party.

b.       RESIDENCE  AND TRAVEL.  To be eligible for automatic  reinsurance,  each insured must either be a resident of the United  States or Canada at the time of issue or be a resident  of another  country  that meets THE
         COMPANY's special underwriting requirements pertaining to foreign residence.

         Applications  with  Foreign  Travel  qualify  for  automatic  reinsurance  except when such travel is to a country  specifically  not allowed under THE COMPANY's  foreign travel  requirements.  "Foreign Travel" is defined as no more than three months outside the United States or Canada.

c.       OCCUPATION.  To be eligible for automatic  reinsurance,  the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

f.       AUTOMATIC  ACCEPTANCE LIMIT. For any policy to be reinsured under automatic  reinsurance,  the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

g.       JUMBO LIMIT.  For any policy to be reinsured  under automatic  reinsurance,  the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

h.       MINIMUM  CESSION.  The minimum amount of  reinsurance  per cession that THE REINSURER will accept is shown in Schedule A.

i.       FACULTATIVE  QUOTES.  The risk shall not have been  submitted on a  facultative  basis to THE REINSURER or any other reinsurer.

3.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic
     Issue Limits shown in the following tables:

        US/Canadian Residents - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

        US/Canadian Residents - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65            $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

        Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First
     Layer of Coverage amounts shown in the following tables:

        US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
            Ages:        18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

        Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

        US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $4,285,000                  $2,999,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $3,428,000                  $2,142,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $2,999,500                  $1,285,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,285,500                   $857,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80              $857,000                    $428,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $428,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $128,550                      None
          =========== =============== ========================= =============================

3.       SCHEDULE A, Section 6, JUMBO LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the amounts in the following tables:

        US/Canadian Residents

          ===================== ===================== =================== ===================
                                   No Substandard        Class A - D         Class E - H
                                       Rating
          --------------------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
               Ages:  18 - 80       $65,000,000          $65,000,000         $65,000,000
          ----------- --------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
                      81 - 85       $30,000,000          $30,000,000         $30,000,000
          ----------- --------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
                      86 - 90       $10,000,000          $10,000,000         $10,000,000
          =========== ========= ===================== =================== ===================

     Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies, of which THE COMPANY is aware, exceeds $50,000,000, THE REINSURER must be notified and THE
     COMPANY shall provide the amount being issued.

        Non US/Canadian Residents

          ===================== ===================== =================== ===================
                                   No Substandard        Class A - D         Class E - H
                                       Rating
          --------------------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
               Ages:  18 - 75       $35,000,000          $35,000,000         $35,000,000
          =========== ========= ===================== =================== ===================

4.       SCHEDULE A, Section 8, FOREIGN TRAVEL EXCLUSIONS is deleted from this Agreement.

5.       SCHEDULE A, Section 9, FOREIGN RESIDENCE EXCLUSIONS is deleted from this Agreement.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
December 1, 2007.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________

                                               Amendment #3
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                        EFFECTIVE January 19, 2005
                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)
                                                   And
                              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

1.       Section 22, RECAPTURE, shall be replaced by the following:

RECAPTURE

At any time during the term of the Agreement, THE COMPANY may elect to recapture in full the coverage reinsured under this Agreement for no additional recapture fee or settlement in the event of the occurrence of any of the following.

a)   Non-payment of reinsurance claims that are sixty (60) days past due from THE REINSURER provided that (i) the claims are not in dispute; (ii) THE COMPANY is current on its reporting and premium payments for policies reinsured under this Agreement; (iii)  THE COMPANY has provided claim proofs and relevant documentation requested by THE REINSURER; and (iv) THE COMPANY provides THE REINSURER with 30- day prior written notice of its intent to recapture sent by certified mail to THE
     REINSURER's General Counsel and the claim payment is not received within that 30- day period.

     If THE REINSURER pays a claim solely to avoid recapture, THE REINSURER will maintain the right to review and dispute the claim and obtain reimbursement of such payment if the parties agree or an arbitration panel determines the claim is not covered by this Agreement.  This right will have no time limit.  THE REINSURER and THE COMPANY agree to act in utmost good faith regarding such matters.

b)       Any action taken by THE REINSURER or any action failed to be taken by THE REINSURER that results in THE COMPANY not being able to take the maximum credit for the reinsurance provided under this Agreement on its statutory financial statements in its state of domicile provided that if the parties do not agree that THE REINSURER's action or inaction is the cause of THE COMPANY's inability to take credit for the reinsurance provided by this Agreement the issue shall be submitted to arbitration in accordance with the provisions of Section 26 of this Agreement.

c)       THE REINSURER no longer has an information security program that meets the requirements of the
     Gramm Leach Bliley Act for the handling of Personal Information or THE REINSURER is unable to prevent a recurrence of a Security Incident, as described in the subsection of the 'CONFIDENTIALITY
     AND PRIVACY OF PERSONAL INFORMATION' provision entitled 'Confidentiality of Personal Information'.

d)       THE REINSURER is deemed insolvent as described in Section 25.

e)       A change in reinsurance premium rates that is unacceptable to THE COMPANY.

f)       The assignment of THE REINSURER's rights and obligations under this Agreement to another unaffiliated party without the consent of THE COMPANY, which shall not be withheld unreasonably.

In addition, at any time after the twentieth policy anniversary, THE COMPANY may elect to recapture all or an appropriate portion of the coverage reinsured under this Agreement to reflect increases in the maximum retention limits for THE COMPANY and all of its affiliates, collectively, subsequent to the date of policy issue.  These maximum retention limits as of the effective date of this Agreement are equal to the amounts shown in the Risk Retention Limits table shown in Schedule A.  The portion of the coverage that may be recaptured must be directly related to the increase in the limits.  To illustrate, if the maximum retention limits are increased by 100%, then the portion that may be recaptured from all reinsurers of the policies reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by THE COMPANY.  Furthermore, the portion that may be recaptured from
THE REINSURER would be determined as THE REINSURER's prorata share of the total portion reinsured with all reinsurers.

If THE COMPANY elects to recapture the risks ceded to THE REINSURER under this Agreement as stated
above, it will do so by giving written notice to THE REINSURER's General Counsel.  Upon the delivery of such notice, all of the risks previously ceded under each of the policies subject to this Agreement shall be recaptured, effective as of the date specified in THE COMPANY's notice.  If THE COMPANY does not specify in the written notice the date that such recapture is to be effective, then the recapture shall be effective immediately upon THE REINSURER's receipt of the notice.

If a policy is recaptured, THE REINSURER will pay THE COMPANY the unearned reinsurance premium within thirty (30) days following the date of recapture.  THE REINSURER shall not be liable, under this
Agreement, for any claims incurred after the date of recapture, but shall remain liable for all claims incurred on or prior to the date of recapture.

2.       Section 29, CONFIDENTIALITY, shall be replaced by the following:

CONFIDENTIALITY AND PRIVACY OF PERSONAL INFORMATION

Confidentiality of  Confidential Information

"Confidential Information" includes, but is not limited to any and all financial data, statistics, programs, research, developments, information relating to either party's insurance and financial products, planned or existing computer systems architecture and software, data, product pricing and underwriting systems and processes and information of either party as well as third party confidential information to which either party has access.  Notwithstanding the foregoing, Confidential Information does not include any information which (a) was rightfully known to or already in the possession of the receiving party prior to disclosure, (b) becomes part of the public domain without breach of this
Agreement by the receiving party, (c) was independently developed by the receiving party or any of its employees without references to or use of the disclosing party's Confidential Information, (d) a third party rightfully disclosed to the receiving party without violating any obligations of confidence, or
(e) falls under the definition of Personal Information as described in the Confidentiality of Personal
Information section below.

(a).  Protection of  Confidential  Information.  The receiving  party shall (i) not copy the  Confidential
Information  except as necessary for the purpose of internal  administration  of this  Agreement  (ii) not publish,  disseminate or otherwise  disclose the Confidential  Information to any third party,  other than its  employees,  agents  or  independent  contractors  with a need to know and who are  bound  by  similar confidentiality  obligations  (iii)  not  use the  Confidential  Information  in any  fashion  except  for purposes of  fulfilling  the  obligations  under this  Agreement and (iv) take steps  consistent  with its protection  of its own  confidential  and  proprietary  information  (but in no event  exercise  less than reasonable care) to prevent unauthorized disclosure of the Confidential Information.

(b).  Disclosure of  Confidential  Information.  Notwithstanding  the  requirements  above,  the receiving party may disclose  Confidential  Information of the disclosing party as may be required by law (including court order or subpoena or  regulatory  requirement),  provided  that the  receiving  party shall use best efforts  to (i)  provide  the  disclosing  party at least  ten  (10)  days  prior  written  notice  before disclosing such  information,  but in any event shall provide such notice to the disclosing  party as soon as reasonably  practicable  and (ii) cooperate  with the efforts of the  disclosing  party to preserve the confidentiality of the Confidential Information to the fullest extent permitted by law.

(c).  Non-Disclosure  of Agreement  Terms.  Neither party shall  disclose the terms and conditions of this
Agreement  without  the prior  written  consent of the other  party,  except  that each party may (1) make such  disclosures as are necessary to comply with  applicable  laws,  rules and  regulations or regulatory requirements  or as necessary to enforce this  Agreement  and (2) disclose the terms of this  Agreement to
(A) such party's auditors,  attorneys,  bankers or investment bankers, as necessary for their rendition of services to a party and (B) investors, potential investors and their accountants,  retrocessionaires,  tax advisors,  counsel,  and  bankers,  provided  any  such  third  party  is  subject  to  an  obligation  of confidentiality and non-use with respect to the terms of this Agreement.

(d).  Mutual  Cooperation.  Each  party  shall  notify  promptly  and  cooperate  with the other  party in enforcing the disclosing  party's  rights if such party becomes aware of a threatened or actual  violation of the  confidentiality  requirements set forth herein.  Upon reasonable  request by the disclosing party, the receiving party shall provide copies of the  confidentiality  agreements  entered into with its agents or independent contractors.

(e).  Injunctive  Relief.  Each  party  acknowledges  that  the  disclosure  or use of the  other  party's
Confidential  Information in violation of this Agreement could cause or threaten  irreparable harm to such other party for which  monetary  damages may be difficult to  ascertain or provide an  inadequate  remedy.
Each party  therefore  agrees that the other party,  in addition to any other rights and remedies to which such other party may be entitled under this  Agreement or by law, shall be entitled to seek  injunctive or other equitable relief for any violation of this Article.

(f). Destruction of Confidential Information.  Upon termination of this Agreement, all parties to this
Agreement shall destroy all Confidential Information, except for Confidential Information legally required to be maintained or required to be maintained pursuant to its record retention requirements.
Upon written request, each party will provide all other parties a letter signed by an officer of such party that certifies such party has either destroyed or is retaining applicable Confidential
Information, and, if retained, when such Confidential Information will be destroyed.

Confidentiality of Personal Information

"Personal Information," which means information provided by or at the direction of THE COMPANY, or to which access was provided in the course of THE REINSURER's performance of its obligations under this
Agreements that (i) identifies an individual (by name, signature, address, telephone number or other unique identifier), or  (ii) that can be used to authenticate that individual (including, without limitation, passwords or PINs, biometric data, unique identification numbers, answers to security questions, or other personal identifiers).  An individual's social security number, even in isolation, is Personal Information. THE COMPANY's business contact information is not by itself Personal
Information.

(a).  Protection  of  Personal  Information  - The  REINSURER  acknowledges  that  in  the  course  of its engagement  by THE  COMPANY,  THE  REINSURER  may  receive  or have  access to  Personal  Information.  In recognition of the foregoing, THE REINSURER covenants and agrees that:

i.       It will keep and maintain all Personal  Information  in strict  confidence,  using such degree of care as is appropriate to avoid unauthorized use or disclosure;

ii.      It  will  use  and  disclose  Personal  Information  solely  for  the  purposes  for  which  such information,  or access to it, is provided pursuant to the terms of this Agreement,  and will not use or disclose such  information  for THE  REINSURER's own purposes or for the benefit of anyone other than THE COMPANY;

iii.     It will not,  directly  or  indirectly,  disclose  Personal  Information  to anyone  outside  THE
         COMPANY,  except  retrocessionaires,  advisors or agents of THE REINSURER who have a need to know such  Personal  Information  in  the  ordinary  course  of  THE  REINSURER's  performance  of its obligation  under the Agreement or with THE COMPANY's  prior written  consent as permitted  under the terms of this Agreement; and

(b).  Disposal of Personal  Information - It shall, upon the earlier of (i) completion of an engagement or termination of this Agreement,  (ii) determination that it has no need for Personal Information,  or (iii)
at any time THE COMPANY requests,  dispose of all records,  electronic or otherwise  (including all backup records and/or other copies thereof)  regarding or including any Personal  Information  that THE REINSURER may then possess or control  except as may be required to be retained in accordance  with THE  REINSURER's obligations  under  this  Agreement  or  Document  Retention  Policy  (Personal  Information  retained  in connection with this policy will continue to be subject to any duties of  confidentiality  imposed by this
Agreement or as otherwise  required by law).  Disposal may be achieved,  at THE COMPANY's option,  through prompt delivery of the records to THE COMPANY or destruction  pursuant to THE  REINSURER's  written policy governing such destruction and in a manner that renders the records  unreadable and  undecipherable by any means.  Upon any  occurrence of (a),  (b), or (c) above,  an  authorized  officer of THE  REINSURER  shall promptly  certify in writing to THE COMPANY,  that all such  Personal  Information  has been  destroyed or returned.

(c).  Disclosure of Personal Information -  THE REINSURER shall be permitted to disclose Personal
Information only to its employees and permitted subcontractors (individually an "Employee" and collectively, "Employees"), retrocessionaires, advisors, or agents having a need to know such information in connection with the performance of its obligations under this Agreement.  THE REINSURER shall instruct all Employees who have access to Personal Information as to their obligations under this
Agreement and any retrocessionaires, advisors or agents of THE REINSURER receiving Personal Information shall be subject to a contractual obligation of confidentiality and non-use with respect to the terms of this Agreement.  THE REINSURER shall be responsible for all Employees' compliance with the terms of this
Agreement.  Further, to facilitate performance of the services under this Agreement and to the extent permitted by law, THE REINSURER may disclose such Personal Information 1) to auditors during the course of external audits,  2) as required or permitted by an arbitration panel or actuary deciding a dispute arising under this Agreement, 3) as required by applicable law, court order or by any legitimate regulatory authority, or 4) to consult any tax advisor regarding the U. S. federal income tax treatment or tax structure of this transaction.  If THE REINSURER is required by law to disclose Personal
Information, THE REINSURER shall promptly notify THE COMPANY in writing in advance of such disclosure, and reasonably cooperate with THE COMPANY's efforts to obtain an appropriate order related to the disclosed materials.

(d).  Injunctive  Relief  - THE  REINSURER  acknowledges  that the  unauthorized  disclosure  of  Personal
Information  may  cause  irreparable  injury  to THE  COMPANY  and  damages,  which  may be  difficult  to ascertain.  Therefore,  THE COMPANY  shall,  upon a disclosure  or  threatened  disclosure of any Personal
Information,  be entitled to equitable  relief including  injunction and specific  performance as a remedy for a threatened or actual unauthorized disclosure of Personal Information.

(e).  Mutual Cooperation - THE REINSURER shall advise THE COMPANY of any known attempts to obtain unauthorized access to Personal Information within twenty four (24) hours of learning of the attempts.
THE REINSURER shall notify THE COMPANY, promptly and without unreasonable delay, but in no event more than twenty four (24) hours of learning that unauthorized access to, disclosure of, or breach in the security of Personal Information (a "Security Incident") may have occurred.  Thereafter, THE REINSURER shall, at its own cost and expense:

i.       Promptly furnish to THE COMPANY full details of the Security Incident;

ii.      Assist and cooperate fully with THE COMPANY in THE COMPANY's investigation of THE REINSURER,
     Employees or third parties related to the Security Incident, including but not limited to providing
     THE COMPANY with reasonable physical access to the facilities and operations affected, facilitating interviews with employees and others involved in the matter, and making available all relevant records, logs, files, and data;

iii.     Cooperate with THE COMPANY in any litigation or other formal action against third parties deemed necessary by THE COMPANY to protect its rights; and

iv.      Promptly use its best efforts to prevent a recurrence of any such Security Incident.

(f). Compliance by THE REINSURER - THE REINSURER  certifies that its treatment of Personal  Information is in compliance with applicable laws and/or  regulations  with respect to privacy and data security and that it has implemented and currently maintains an information  security program that includes  administrative,
technical,   and  physical  safeguards  to  (i)  ensure  the  security  and  confidentiality  of  Personal
Information,  (ii) to protect against any  anticipated  threats or hazards to the security or integrity of
such  Personal   Information  and  (iii)  to  protect  against   unauthorized   access  to,   destruction,
modification,  disclosure  or use of  Personal  Information  which  could  result in  substantial  harm or inconvenience  to THE COMPANY,  or to any person who may be identified by such Personal  Information.  THE
COMPANY may request that THE REINSURER  certify in writing its material  compliance  with this Section (f)
from time to time, but no more frequently than semiannually or as the parties mutually agree.

If THE REINSURER no longer has an information security program that meets the requirements of the Gramm
Leach Bliley Act for the handling of Personal Information or THE REINSURER is unable to prevent a recurrence of a Security Incident as described above, THE COMPANY reserves the right to terminate this agreement for new business and/or recapture all inforce business immediately upon written notice to THE
REINSURER.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of October 1,
2007.

PRUCO LIFE INSURANCE COMPANY                              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:____________________________________                   By:____________________________________

Title:___________________________________                 Title:___________________________________

Date:___________________________________                  Date:___________________________________

By:____________________________________                   By:____________________________________

Title:___________________________________                 Title:___________________________________

Date:___________________________________                  Date:___________________________________